UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Short-Term Municipal Bond Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

18 Portfolio Summary

19 Investment Portfolio

30 Financial Statements

34 Financial Highlights

39 Notes to Financial Statements

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Summary of Administrative Fee Evaluation by Independent Fee Consultant

54 Account Management Resources

55 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 0.88%, 1.69%, 1.66% and 0.60% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C for the period prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Short-Term Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	3.93%	2.27%	2.29%	2.34%	3.02%
Class B	3.52%	1.47%	1.52%	1.57%	2.25%
Class C	3.53%	1.48%	1.50%	1.54%	2.23%
Institutional Class	4.04%	2.48%	2.55%	2.60%	3.28%
Barclays Capital 1-Year G.O. Bond Index+	3.06%	4.40%	4.45%	3.25%	3.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 10.00	$ 10.00	$ 9.99	$ 10.00
10/31/08	$ 9.77	$ 9.77	$ 9.76	$ 9.77
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .15	$ .11	$ .11	$ .16
April Income Dividend	$ .0251	$ .0186	$ .0188	$ .0270
SEC 30-day Yield as of 4/30/09++	2.95%	2.25%	2.26%	3.25%
Tax Equivalent Yield as of 4/30/09++	4.54%	3.46%	3.48%	5.00%
Current Annualized Distribution Rate as of 4/30/09++	3.05%	2.26%	2.29%	3.29%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.77%, 1.50%, 2.08% and 3.16% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.87%, 1.51%, 2.11% and 3.20% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short-Term Municipal Bond Fund — Class A [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,022	$10,490	$10,999	$13,194
	Average annual total return	.22%	1.61%	1.92%	2.81%
Class B	Growth of $10,000	$9,850	$10,269	$10,713	$12,490
	Average annual total return	-1.50%	.89%	1.39%	2.25%
Class C	Growth of $10,000	$10,148	$10,458	$10,793	$12,470
	Average annual total return	1.48%	1.50%	1.54%	2.23%
Barclays Capital 1-Year G.O. Bond Index+	Growth of $10,000	$10,440	$11,394	$11,734	$14,117
	Average annual total return	4.40%	4.45%	3.25%	3.51%

The growth of $10,000 is cumulative.

+ The Barclays Capital 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Short-Term Municipal Bond Fund — Institutional Class [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,024,800	$1,078,500	$1,136,700	$1,381,400
	Average annual total return	2.48%	2.55%	2.60%	3.28%
Barclays Capital 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,044,000	$1,139,400	$1,173,400	$1,411,700
	Average annual total return	4.40%	4.45%	3.25%	3.51%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Barclays Capital 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	44	of	66	66
3-Year	42	of	56	74
5-Year	26	of	54	48
10-Year	6	of	27	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 0.89% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/09
DWS Short-Term Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	4.04%	2.48%	2.53%	2.51%	3.16%
Barclays Capital 1-Year G.O. Bond Index+	3.06%	4.40%	4.45%	3.25%	3.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 9.99
10/31/08	$ 9.76
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .16
April Income Dividend	$ .0270
SEC 30-day Yield as of 4/30/09++	3.26%
Tax Equivalent Yield as of 4/30/09++	5.02%
Current Annualized Distribution Rate as of 4/30/09++	3.29%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	44	of	66	66
3-Year	43	of	56	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class S [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,248	$10,778	$11,320	$13,647
	Average annual total return	2.48%	2.53%	2.51%	3.16%
Barclays Capital 1-Year G.O. Bond Index+	Growth of $10,000	$10,440	$11,394	$11,734	$14,117
	Average annual total return	4.40%	4.45%	3.25%	3.51%

The growth of $10,000 is cumulative.

+ The Barclays Capital 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,039.30	$ 1,035.20	$ 1,035.30	$ 1,040.40	$ 1,040.40
Expenses Paid per $1,000*	$ 4.25	$ 8.02	$ 8.02	$ 2.98	$ 2.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,020.63	$ 1,016.91	$ 1,016.91	$ 1,021.87	$ 1,021.87
Expenses Paid per $1,000*	$ 4.21	$ 7.95	$ 7.95	$ 2.96	$ 2.96
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.84%	1.59%	1.59%	.59%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you describe the performance of the municipal bond market during the six-month period ended April 30, 2009?

A: Returns for the broad municipal bond market were strong for the period. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, returned 8.20% for the six-month period ended April 30, 2009.1 However, within the municipal market, shorter-term issues underperformed, as longer-term issues benefited most from declining interest rates. For the period, the Barclays Capital 1-Year General Obligation (GO) Bond Index returned 3.06%.2 Municipals overall slightly outperformed the broad taxable bond market, as measured by the Barclays Capital Aggregate Bond Index, which returned 7.74% for the same period.3

Early in the period, the municipal market was impacted by the broader credit market tumult stemming from the September 2008 collapse of several leading financial institutions. As the period progressed, conditions stabilized to a degree, and the credit markets, including municipals, rebounded. Much of the improvement was driven by extraordinary government actions to restore liquidity to the markets. Sentiment in the municipal market was also helped by the announcement and passage of an $800 billion government stimulus plan, the American Recovery and Reinvestment Act of 2009, that will benefit states directly.

Municipal supply for the six months was down versus the same period a year earlier, largely because issuance ground to a halt for a time in the wake of September's upheaval among financial institutions. Retail buyers provided the principal support for the municipal market during most of the period, while mutual fund flows were positive over the latter part of the period. Interest from insurers was tepid and non-traditional arbitrageur-type institutional investors remained virtually absent from the market. Within the municipal market, credit spreads widened over the six months, especially between two and 15 years, where retail investors focused their purchases on the highest quality AAA-rated bonds.4

During the period, the US Federal Reserve Board (the Fed) took dramatic action in the effort to lower borrowing costs and jump-start the economy, including lowering the overnight federal funds rate from 1% to the unprecedented 0% to 0.25% range.5 In keeping with this downward movement in short-term taxable rates, the municipal yield curve continued to steepen during the period, at one point reaching its steepest level in more than 20 years. (When the yield curve steepens, it means that longer-term bonds provide a greater yield advantage versus short-term bonds.) For the full six months, yields on two-year municipal issues fell by 155 basis points, while bonds with 30-year maturities experienced a yield decline of 82 basis points, resulting in a steepening of 73 basis points. (100 basis points equals one percentage point. See the graph below for municipal bond yield changes from the beginning to the end of the period.) The curve steepening was especially sharp between one and five years.

Municipal Bond Yield Curve (as of 10/31/08 and 4/30/09)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

Q: How did DWS Short-Term Municipal Bond Fund perform for the semiannual period ended April 30, 2009?

A: DWS Short-Term Municipal Bond Fund posted a total return for the six months of 3.93% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance), compared with a return of 3.06% for its benchmark, the unmanaged Barclays Capital 1-Year General Obligation Bond Index. The fund outperformed its average peer in the Lipper Short Municipal Debt Funds category, which gained 2.12%.6 (Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

Q: How was the fund positioned, and how did this positioning contribute to performance?

A: Holdings of state-issued housing-related bonds that have been subject to the Alternative Minimum Tax (AMT) aided performance over the period.7 In prior months, the segment had been subject to forced selling and a lack of buyers, causing spreads to widen and prices to fall.8 More recently, spreads on the fund's holdings of housing bonds have narrowed as market conditions stabilized and buyers reentered the credit markets.

The fund had significant exposure to bonds that were prerefunded, meaning that they are secured by holdings of government securities sufficient to pay off the issue at maturity. This helped relative performance early in the period as credit spreads widened on other, lower-quality issues. Late in the period, these bonds gave back some of their outperformance as the flight to quality eased.

Given a steep yield curve, we have adopted a somewhat barbelled approach with respect to new purchases, balancing very short-term holdings with positions in bonds with maturities approaching 10 years. This has allowed the fund to maintain an overall effective maturity of under three years while benefiting from higher yields available on longer-term issues. The short-term position of the barbell has been achieved principally through ongoing purchases of weekly variable rate notes that do not meet the strict ratings guidelines for money market funds and therefore provide a higher interest rate in order to attract buyers. This has allowed the fund to increase its income generation without having to add duration to the portfolio.9

The fund has had exposure to floating rate municipal issues with coupons that are reset quarterly based on a percentage of LIBOR (a benchmark for taxable short-term rates) plus a fixed spread based primarily on credit risk. As LIBOR yields declined along with other short-term rates, interest payments on these issues became less favorable compared to other municipals and their prices suffered as a result. Although the fund's floating rate position was reduced during the period, it was nonetheless a leading detractor for the six months.

While municipal yields remain attractive versus Treasuries, even before taking into account the tax advantage of municipals, their advantage has narrowed considerably following the recent strong performance. To illustrate, at the end of April 2009, two-year municipals were yielding 103% of comparable maturity Treasuries, as compared to 162% six months earlier. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend. While overall market conditions have stabilized compared to the beginning of the six-month period, the economic backdrop remains weak. Given the greatly reduced role of insurance in the municipal market, we continue to believe the expertise of our dedicated municipal credit research team in evaluating both municipal sectors and individual bonds has never been more important.

1 The Barclays Capital Municipal Bond Index is an unmanaged, broad-based, total-return index comprising more than 35,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.
2 The Barclays Capital 1-Year General Obligation Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity up to two years, are backed by the full faith and credit of an issuer with taxing power, and were issued after December 31, 1990.
3 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
5 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis. The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
6 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. For the 1-, 5- and 10-year periods, this category's average was 1.51% (66 funds), 2.22% (54 funds) and 2.97% (27 funds), respectively, as of April 30, 2009. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
7 Alternative minimum tax (AMT) uses a separate set of rules to calculate taxable income after allowed deductions. It is a tax calculation that adds certain tax preference items back into adjusted gross income.
8 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.
9 Duration is a measure of bond price volatility.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	4/30/09	10/31/08

Revenue Bonds	60%	54%
ETM/Prerefunded Bonds	19%	21%
General Obligation Bonds	10%	14%
Lease Obligations	9%	8%
Open End Investment Company	2%	3%
	100%	100%
Quality	4/30/09	10/31/08

AAA	23%	28%
AA	45%	41%
A	23%	16%
BBB	4%	7%
BB	1%	—
Not Rated	4%	8%
	100%	100%
Effective Maturity	4/30/09	10/31/08

Under 1 year	33%	34%
1.00-2.99 years	32%	29%
3.00-4.99 years	16%	27%
Greater than 5.00	19%	10%
	100%	100%
Top Five State Allocations	4/30/09	10/31/08

Texas	10%	10%
New York	9%	5%
Illinois	8%	7%
New Jersey	6%	6%
Indiana	5%	5%

Weighted average effective maturity: 2.9 years and 2.4 years, respectively.

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 95.7%
Alabama 2.5%
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	307,670	303,282
Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Prerefunded, 5.0%, 2/1/2041 (a) (b)	8,000,000	8,716,320
		9,019,602
Alaska 1.2%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	4,520,000	4,548,069
Arizona 2.1%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2019	2,000,000	1,998,340
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	250,000	260,975
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	55,000	54,325
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	1,345,000	951,494
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,803,226
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	420,000	430,525
		7,498,885
Arkansas 0.2%
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	205,000	171,351
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	25,000	21,397
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	625,000	613,750
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	2,920	2,993
		809,491
California 3.5%
California, State Department of Water Resources Power Supply Revenue, Series G-4, 5.0%, 5/1/2016	2,500,000	2,793,100
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	600,000	618,708
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	257,957
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013	385,000	392,146
Corona-Norco, CA, Unified School District, Bond Anticipation Notes, 3.5%, 2/1/2010	3,500,000	3,519,775
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage-Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	10,000	10,132
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	135,000	132,377
Sacramento, CA, City Financing Authority Revenue, Convention Center Hotel, Series A, Prerefunded, 6.25%, 1/1/2030	1,970,000	2,027,583
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	650,000	685,269
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,528,064
		12,965,111
Colorado 2.0%
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project:
144A, AMT, 5.6%, 12/1/2012, US Bank NA (c)	205,000	198,998
144A, AMT, 5.8%, 12/1/2017, US Bank NA (c)	355,000	321,758
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,113
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, BNP Paribas (c)	1,750,000	1,781,027
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series C-6, 3.95%, 9/1/2036	1,610,000	1,625,987
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	35,000	36,458
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
AMT, 5.0%, 5/1/2032 (a)	645,000	611,492
Series A-2, AMT, 7.25%, 5/1/2027	30,000	30,557
Denver, CO, City & County Airport Revenue, Series A1, AMT, 5.0%, 11/15/2009	1,500,000	1,527,465
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	315,000	319,221
Pueblo County, CO, Certificates of Participation, ETM, 6.25%, 12/1/2010	485,000	507,431
		7,325,507
District of Columbia 0.1%
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	285,000	293,670
Florida 4.3%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	117,000	126,829
Broward County, FL, Airport Systems Revenue, Series E, AMT, 5.25%, 10/1/2012 (a)	6,000,000	6,064,980
Florida, Jacksonville Energy Authority, Electric Systems Revenue, Series 3-D-2, 4.5%**, 10/1/2037	5,000,000	5,000,000
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,171,701
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,512,275
		15,875,785
Georgia 3.1%
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	50,000	51,794
Carroll County, GA, School District, Sales Tax, 5.0%, 4/1/2010	2,000,000	2,083,780
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,685,000	2,724,013
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.0%, 3/15/2010	4,000,000	3,995,920
Monroe County, GA, Development Authority Pollution Control Revenue, Georgia Power Co. Plant Scherer, First Series, 4.5%, 7/1/2025	2,640,000	2,655,101
		11,510,608
Hawaii 1.5%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2012	4,000,000	4,411,160
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,075,000	1,088,061
		5,499,221
Idaho 0.4%
Idaho, Housing Agency, Single Family Mortgage:
Series H-2, AMT, 5.1%, 7/1/2020	105,000	105,392
Class III, AMT, 5.1%, 7/1/2023	200,000	199,586
Class III, AMT, 5.15%, 7/1/2023	470,000	481,271
Class III, AMT, 5.4%, 7/1/2021	110,000	113,471
Series G-2, AMT, 5.75%, 1/1/2014	15,000	15,425
Series H-2, AMT, 5.85%, 1/1/2014	90,000	92,814
Class III, AMT, 5.95%, 7/1/2019	440,000	455,563
Series E, AMT, 5.95%, 7/1/2020	55,000	56,945
		1,520,467
Illinois 7.4%
Chicago, IL, O'Hare International Airport Revenue, Series A, 5.0%, 1/1/2015 (a)	4,500,000	4,841,775
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	175,000	179,858
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,020,000	1,053,936
Illinois, Development Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.05%, 1/1/2010	4,000,000	3,985,040
Illinois, Finance Authority Revenue, University of Chicago, Series B, 5.0%, 7/1/2017	5,000,000	5,678,850
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	665,000	666,869
Lake County, IL, Forest Preserve District, Series A, 1.364%*, 12/15/2020	5,000,000	3,440,000
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%, 12/1/2014, LaSalle Bank NA (c) (d)	670,000	671,742
McLean & Woodford Counties, IL, Community Unit School District No. 5, Prerefunded, 6.375%, 12/1/2016 (a)	4,820,000	5,456,529
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	935,000	958,038
		26,932,637
Indiana 4.5%
Indiana, Bond Bank Revenue, State Revolving Fund, Series B, Prerefunded, 5.25%, 8/1/2019	4,000,000	4,271,360
Indiana, Finance Authority Health Systems Revenue, Sisters of St. Francis Health, Series C, 5.0%, 11/1/2014	2,000,000	2,107,000
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,997,097
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, 11/1/2027	1,000,000	1,052,400
Indiana, Transportation Finance Authority, Highway Revenue, Series A, Prerefunded, 5.25%, 6/1/2016 (a)	5,000,000	5,721,550
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	300,000	316,533
		16,465,940
Kansas 0.3%
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue, Series B-4, AMT, 4.25%, 6/1/2023	730,000	721,970
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	520,000	531,513
		1,253,483
Kentucky 0.8%
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, 5/1/2034	1,000,000	1,020,540
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	1,940,000	1,862,031
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	5,000	5,027
		2,887,598
Louisiana 0.1%
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	45,000	45,566
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	480,000	481,210
		526,776
Maine 0.3%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	1,005,211
Maryland 3.7%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	1,800,000	1,773,846
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	5,828,900
Maryland, University of Maryland, Systems Auxiliary Facility & Tuition Revenue, Series A, 5.0%, 4/1/2012	5,000,000	5,529,750
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	235,000	239,942
Series A, AMT, 5.6%, 12/1/2034	60,000	60,817
Series A, AMT, 7.0%, 8/1/2033	70,000	71,666
Series A, AMT, 7.4%, 8/1/2032	35,000	35,604
		13,540,525
Massachusetts 1.9%
Massachusetts, Bay Transportation Authority Revenue, Series A, Prerefunded, 5.25%, 7/1/2030	2,170,000	2,288,308
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2011 (a)	4,500,000	4,557,915
		6,846,223
Michigan 0.9%
Detroit, MI, Sewer Disposal Revenue, Series D, 1.409%*, 7/1/2032 (a)	4,105,000	2,480,446
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	150,000	161,145
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, JPMorgan Chase Bank (c)	600,000	578,160
		3,219,751
Minnesota 0.5%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	600,000	590,448
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,145,000	1,181,354
		1,771,802
Mississippi 0.2%
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	595,000	615,141
Missouri 3.4%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	40,000	39,795
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	430,000	445,205
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, Prerefunded, 5.75%, 2/1/2012	100,000	104,967
Missouri, Bi-State Development Agency, Illinois Metropolitan District Revenue, Metrolink, Series A, 3.95%, 10/1/2035, JPMorgan Chase Bank (c)	2,000,000	2,024,280
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (c)	685,000	686,788
Missouri, Housing Development Community, Single Family Mortgage:
Series C, 6.55%, 9/1/2028	75,000	78,034
AMT, 7.45%, 9/1/2031	110,000	112,806
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,412
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, Prerefunded, 5.0%, 2/1/2014	5,000,000	5,509,300
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	1,910,000	1,913,476
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (c)	1,480,000	1,479,956
		12,410,019
Nebraska 0.8%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT, 5.25%, 3/15/2014, US Bank NA (c)	1,610,000	1,524,042
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
5.0%, 12/1/2010, US Bank NA (c)	45,000	44,798
5.0%, 12/1/2011, US Bank NA (c)	180,000	173,966
5.1%, 12/1/2012, US Bank NA (c)	135,000	130,825
5.2%, 12/1/2013, US Bank NA (c)	195,000	185,465
Nebraska, Nebhelp, Inc., Student Loan Program, Series B, AMT, 5.875%, 6/1/2014 (a)	885,000	885,708
		2,944,804
Nevada 1.9%
Clark County, NV, School District General Obligation, 5.5%, 6/15/2013 (a)	4,700,000	5,222,123
Nevada, Housing Division, Single Family Housing Revenue, Series B-1, 5.25%, 10/1/2017	310,000	312,486
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	30,000	30,683
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	190,000	191,113
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,057,722
		6,814,127
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018, Landesbank Hessen-Thuringen (c)	15,000	15,017
New Jersey 5.9%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT, 5.0%, 11/1/2010	215,000	215,417
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	65,000	64,977
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	797,959	799,260
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series W, 5.0%, 3/1/2012	2,375,000	2,552,531
Series J-4, 5.0%, 9/1/2029 (a)	5,000,000	5,524,050
New Jersey, State Transportation Trust Fund Authority:
Series C, ETM, 5.0%, 6/15/2011	5,000,000	5,418,750
Series A, Prerefunded, 6.125%, 6/15/2015	6,650,000	7,068,085
		21,643,070
New Mexico 0.0%
New Mexico, Mortgage Finance Authority, Second Mortgage Program, 144A, AMT, 6.5%, 1/1/2018	114,200	115,423
New York 8.6%
New York, Metropolitan Transportation Authority Revenue:
Series E-2, 3.0%**, 11/1/2035, Fortis Bank SA (c)	5,000,000	5,000,000
Series E-1, 4.0%**, 11/1/2035, Fortis Bank SA (c)	5,000,000	5,000,000
New York, State Tollway Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2012	1,000,000	1,092,660
New York, Tobacco Settlement Financing Corp.:
Series B, 5.0%, 6/1/2011	4,500,000	4,727,835
Series C-1, 5.25%, 6/1/2013	10,000,000	10,017,700
New York City, NY, Municipal Finance Authority, Water & Sewer Systems Revenue, Second Generation, Series 2008-BB-4, 3.25%**, 6/15/2033	5,000,000	5,000,000
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	645,571
		31,483,766
North Carolina 2.1%
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	2,800,000	2,799,776
North Carolina, Municipal Power Agency, Number 1 Catawba Electric Revenue:
Series A, 5.25%, 1/1/2013	2,500,000	2,708,450
Series B, 6.375%, 1/1/2013	2,075,000	2,141,608
		7,649,834
Ohio 3.7%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, Series A, 4.75%, 9/20/2011	100,000	104,589
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-1, 5.0%, 6/1/2015	4,500,000	4,110,930
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, Series A, AMT, 5.65%, 4/20/2013	170,000	177,351
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (c)	165,000	161,783
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	45,602
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,135,000	1,165,497
Ohio, American Municipal Power, Inc., Electricity Purchase Revenue, Series A, 5.0%, 2/1/2011	5,000,000	4,931,600
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2019	2,500,000	2,651,625
		13,348,977
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	30,000	20,922
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, Series A, 5.2%, 12/1/2013	375,000	383,171
		404,093
Pennsylvania 3.6%
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	980,000	913,576
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,771,823
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	1,090,000	1,101,205
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 90A, AMT, 5.0%, 10/1/2035	1,825,000	1,784,613
Pennsylvania, State General Obligation, First Series, 5.0%, 1/1/2014 (a)	5,000,000	5,535,500
Pennsylvania, TJHU System Project, 6.0%, 1/11/2011 (d)	430,817	430,055
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	200,000	186,154
Series C, 4.7%, 7/1/2013	190,000	176,846
Series E, 4.7%, 7/1/2013	220,000	204,769
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	770,000	707,045
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A, 6.0%, 12/1/2011, PNC Bank NA (c)	285,000	285,578
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	160,000	160,482
		13,257,646
Puerto Rico 1.2%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	933,441
Puerto Rico, Municipal Finance Agency, Series A, 5.0%, 8/1/2009	3,500,000	3,515,085
		4,448,526
South Carolina 1.1%
South Carolina, State Public Service Authority Revenue, Series D, 5.25%, 1/1/2014 (a)	3,500,000	3,867,710
South Dakota 0.2%
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	810,000	816,342
Tennessee 2.5%
Jackson, TN, Hospital Revenue, Jackson-Madison County Project, 5.25%, 4/1/2014	1,290,000	1,366,639
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	45,000	45,090
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.0%, 9/1/2009	5,000,000	4,993,350
Tennessee, Housing Development Agency, Homeownership Program, Series 2006-3, AMT, 5.75%, 7/1/2037	2,575,000	2,595,059
		9,000,138
Texas 9.9%
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	210,315
Harris County, TX, Hospital District Mortgage Revenue, 7.4%, 2/15/2010 (a)	610,000	632,850
Houston, TX, Utility System Revenue, First Lien, Series C-2A, 5.0%, 5/15/2034 (a)	1,630,000	1,690,000
North Texas, Tollway Authority Revenue:
Series G, 5.0%, 1/1/2038	2,860,000	2,917,858
Series E-2, 5.25%, 1/1/2038	5,000,000	5,094,250
Series L-2, 6.0%, 1/1/2038	2,000,000	2,074,260
San Antonio, TX, Electric & Gas Revenue, Series A, 5.5%, 2/1/2013	4,000,000	4,505,280
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	625,000	617,944
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	580,000	592,453
Texas, Lower Colorado River Authority Revenue, Series A, 5.0%, 5/15/2016	3,500,000	3,840,200
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	85,000	88,190
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 1.584%*, 9/15/2017	7,000,000	5,258,750
Texas, Trinity River Authority, Regional Wastewater Systems Revenue, 5.0%, 8/1/2014	4,805,000	5,450,936
Wichita Falls, TX, Water & Sewer Revenue, Prerefunded, 5.375%, 8/1/2024 (a)	3,000,000	3,287,940
		36,261,226
Utah 2.3%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	245,000	253,416
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.2%, 7/1/2011	15,000	15,157
Series B-2, Class III, AMT, 5.25%, 7/1/2011	10,000	10,107
Series A-2, Class II, AMT, 5.4%, 7/1/2016	45,000	45,816
Series C, Class III, AMT, 6.25%, 7/1/2014	85,000	86,596
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	720,000	727,301
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	1,500,000	1,496,925
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	935,000	911,803
Utah, Transit Authority, Sales Tax Revenue, Series B, 1.75%**, 6/15/2036, Fortis Bank SA (c)	5,000,000	5,000,000
		8,547,121
Vermont 0.3%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	1,155,000	1,109,147
Virginia 0.5%
Virginia, State Resource Authority Infrastructure Revenue, Pooled Financing Program, Series B, 5.0%, 11/1/2016	1,300,000	1,521,663
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	275,924
		1,797,587
Washington 2.6%
Seattle, WA, Port Revenue, Series B, AMT, 5.625%, 4/1/2016 (a)	1,805,000	1,844,873
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,756,970
Washington, Energy Northwest Electric Revenue, Project No. 3, Series A, 5.5%, 7/1/2013	3,500,000	3,965,080
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (c)	60,000	60,266
		9,627,189
Wisconsin 3.5%
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	2,510,000	2,393,210
Wisconsin, State General Obligation, Series A, Prerefunded, 5.75%, 5/1/2020	10,000,000	10,518,500
		12,911,710
Total Municipal Bonds and Notes (Cost $350,434,420)		350,404,975
	Shares	Value ($)

Open-End Investment Company 2.4%
BlackRock Liquidity Funds MuniCash Portfolio, 0.83%*** (Cost $8,778,314)	8,778,314	8,778,314
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $359,212,734)+	98.1	359,183,289
Other Assets and Liabilities, Net	1.9	6,804,492
Net Assets	100.0	365,987,781
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2009.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2009.
*** Current yield; not a coupon rate.
+ The cost for federal income tax purposes was $359,218,217. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $34,928. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,897,603 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,932,531.
(a) Bond is insured by one of these companies:
Insurance Companies	As a % of Total Investment Portfolio
AMBAC Financial Group, Inc.	2.6
American Capital Assurance	0.8
Financial Guaranty Insurance Company	3.3
Financial Security Assurance, Inc.	11.3
National Public Finance Guarantee Corp.	7.6
(b) At April 30, 2009, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(c) Security incorporates a letter of credit from the bank listed.
(d) Taxable issue.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At April 30, 2009, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
8/24/2009 2/24/2018	22,250,000[1]	Fixed —- 3.005%	Floating — BMA	(310,478)
Counterparty: [1] Citibank NA BMA: Represents the Bond Market Association Municipal Swap Index

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 8,778,314	$ —
Level 2	350,404,975	(310,478)
Level 3	—	—
Total	$ 359,183,289	$ (310,478)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as interest rate swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments in securities, at value (cost $359,212,734)	359,183,289
Cash	21,486
Receivable for investments sold	755,400
Receivable for Fund shares sold	3,014,308
Interest receivable	4,902,103
Other assets	71,372
Total assets	367,947,958
Liabilities
Payable for Fund shares redeemed	940,764
Unrealized depreciation on interest rate swap contracts	310,478
Distributions payable	132,712
Accrued management fee	116,964
Accrued expenses	459,259
Total liabilities	1,960,177
Net assets, at value	$ 365,987,781
Net Assets Consist of
Accumulated distributions in excess of net investment income	(36,166)
Net unrealized appreciation (depreciation) on: Investments	(29,445)
Interest rate swap contracts	(310,478)
Accumulated net realized gain (loss)	(17,245,016)
Paid-in capital	383,608,886
Net assets, at value	$ 365,987,781

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($140,910,500 ÷ 14,094,224 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.00
Maximum offering price per share (100 ÷ 98.00 of $10.00)	$ 10.20

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,795,138 ÷ 279,617 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.00

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,611,146 ÷ 2,962,777 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.99
Class S Net Asset Value, offering and redemption price(a) per share ($130,041,013 ÷ 13,022,061 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.99

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($62,629,984 ÷ 6,264,850 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.00
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Interest	$ 6,963,975
Expenses: Management fee	705,264
Administration fee	176,316
Services to shareholders	239,343
Distribution and service fees	286,052
Professional fees	56,410
Trustees' fees and expenses	12,900
Reports to shareholders	36,316
Registration fees	55,024
Custodian fee	8,204
Other	28,813
Total expenses before expense reductions	1,604,642
Expense reductions	(259,669)
Total expenses after expense reductions	1,344,973
Net investment income	5,619,002
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,002,483)
Interest rate swap contracts	(1,840,994)
(5,843,477)
Change in net unrealized appreciation (depreciation) on: Investments	14,082,671
Interest rate swap contracts	(247,968)
13,834,703
Net gain (loss)	7,991,226
Net increase (decrease) in net assets resulting from operations	$ 13,610,228

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 5,619,002	$ 13,683,941
Net realized gain (loss)	(5,843,477)	(5,650,813)
Change in net unrealized appreciation (depreciation)	13,834,703	(13,000,839)
Net increase (decrease) in net assets resulting from operations	13,610,228	(4,967,711)
Distributions to shareholders from: Net investment income: Class A	(1,855,764)	(2,492,539)
Class B	(33,855)	(79,797)
Class C	(302,371)	(657,837)
Class S	(2,200,212)	(7,179,189)
Institutional Class	(1,130,800)	(3,246,832)
Total distributions	(5,523,002)	(13,656,194)
Fund share transactions: Proceeds from shares sold	92,769,662	197,037,493
Reinvestment of distributions	3,667,539	7,714,478
Cost of shares redeemed	(89,996,508)	(284,056,087)
Redemption fees	11,510	39,950
Net increase (decrease) in net assets from Fund share transactions	6,452,203	(79,264,166)
Increase (decrease) in net assets	14,539,429	(97,888,071)
Net assets at beginning of period	351,448,352	449,336,423
Net assets at end of period (including accumulated distributions in excess of net investment income of $36,166 and $132,166, respectively)	$ 365,987,781	$ 351,448,352

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.36
Income (loss) from investment operations: Net investment income[b]	.15	.33	.33	.31	.25	.25
Net realized and unrealized gain (loss)	.23	(.48)	(.04)	.01	(.05)	(.03)
Total from investment operations	.38	(.15)	.29	.32	.20	.22
Less distributions from: Net investment income	(.15)	(.33)	(.34)	(.30)	(.25)	(.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.00	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Total Return (%)[c]	3.93d**	(1.53)[d]	2.81	3.20[d]	1.97[d]	2.20[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	108	63	82	131	159
Ratio of expenses before expense reductions (%)	.90*	.88	.88	.86	.83	.81
Ratio of expenses after expense reductions (%)	.84*	.85	.88	.81	.80	.80
Ratio of net investment income (%)	3.11*	3.23	3.25	2.97	2.42	2.43
Portfolio turnover rate (%)	18**	33	39	46	35	38
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Income (loss) from investment operations: Net investment income[b]	.12	.25	.26	.23	.17	.17
Net realized and unrealized gain (loss)	.22	(.48)	(.05)	.01	(.04)	(.01)
Total from investment operations	.34	(.23)	.21	.24	.13	.16
Less distributions from: Net investment income	(.11)	(.25)	(.26)	(.22)	(.18)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.00	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Total Return (%)[c]	3.52d**	(2.29)[d]	2.07[d]	2.41[d]	1.23[d]	1.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	4	5	7
Ratio of expenses before expense reductions (%)	1.82*	1.69	1.69	1.59	1.55	1.55
Ratio of expenses after expense reductions (%)	1.59*	1.60	1.60	1.56	1.55	1.55
Ratio of net investment income (%)	2.36*	2.48	2.53	2.22	1.67	1.68
Portfolio turnover rate (%)	18**	33	39	46	35	38
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.25	$ 10.29	$ 10.27	$ 10.33	$ 10.35
Income (loss) from investment operations: Net investment income[b]	.12	.25	.25	.23	.17	.17
Net realized and unrealized gain (loss)	.22	(.49)	(.04)	.01	(.05)	(.01)
Total from investment operations	.34	(.24)	.21	.24	.12	.16
Less distributions from: Net investment income	(.11)	(.25)	(.25)	(.22)	(.18)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.99	$ 9.76	$ 10.25	$ 10.29	$ 10.27	$ 10.33
Total Return (%)[c]	3.53d**	(2.40)[d]	2.11	2.40[d]	1.13	1.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	25	29	37	51	71
Ratio of expenses before expense reductions (%)	1.70*	1.66	1.65	1.61	1.55	1.55
Ratio of expenses after expense reductions (%)	1.59*	1.60	1.65	1.56	1.55	1.55
Ratio of net investment income (%)	2.36*	2.48	2.47	2.22	1.67	1.68
Portfolio turnover rate (%)	18**	33	39	46	35	38
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.24	$ 10.29	$ 10.27	$ 10.30
Income (loss) from investment operations: Net investment income[c]	.17	.35	.36	.33	.19
Net realized and unrealized gain (loss)	.22	(.48)	(.05)	.01	(.04)
Total from investment operations	.39	(.13)	.31	.34	.15
Less distributions from: Net investment income	(.16)	(.35)	(.36)	(.32)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.99	$ 9.76	$ 10.24	$ 10.29	$ 10.27
Total Return (%)[d]	4.04**	(1.32)	3.09	3.35	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	141	260	303	2
Ratio of expenses before expense reductions (%)	.89*	.89	.80	.73	.84*
Ratio of expenses after expense reductions (%)	.59*	.60	.60	.67	.71*
Ratio of net investment income (%)	3.36*	3.48	3.53	3.11	2.72*
Portfolio turnover rate (%)	18**	33	39	46	35
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Income (loss) from investment operations: Net investment income[b]	.17	.35	.36	.33	.27	.28
Net realized and unrealized gain (loss)	.22	(.48)	(.04)	.02	(.04)	(.01)
Total from investment operations	.39	(.13)	.32	.35	.23	.27
Less distributions from: Net investment income	(.16)	(.35)	(.37)	(.33)	(.28)	(.29)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.00	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Total Return (%)	4.04c**	(1.31)[c]	3.11	3.47[c]	2.22[c]	2.52[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	75	94	107	204	336
Ratio of expenses before expense reductions (%)	.63*	.60	.58	.60	.58	.56
Ratio of expenses after expense reductions (%)	.59*	.60	.58	.55	.55	.55
Ratio of net investment income (%)	3.36*	3.48	3.54	3.23	2.67	2.68
Portfolio turnover rate (%)	18**	33	39	46	35	38
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $11,396,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($479,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000), October 31, 2013 ($711,000), October 31, 2015 ($631,000) and October 31, 2016 ($5,651,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $67,502,199 and $61,044,201, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $42,616 and the amount charged aggregated $662,648, which was equivalent to an annualized effective rate of 0.38% of the Fund's average daily net assets.

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%
Institutional Class	.59%

Accordingly, for the six months ended April 30, 2009, the Advisor reimbursed the Fund $125,228 and $1,748 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Advisor received an Administration Fee of $176,316, of which $29,824 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 9,416	$ 9,416
Class B	2,502	2,502
Class C	5,829	5,829
Class S	54,363	54,363
Institutional Class	1,135	1,135
	$ 73,245	$ 73,245

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 11,045	$ 1,833
Class C	98,613	18,496
	$ 109,658	$ 20,329

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 139,933	$ 11,866	$ 38,194.21%
Class B	3,650	468	720.22%
Class C	32,811	4,492	9,717.22%
	$ 176,394	$ 16,826	$ 48,631

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $14,762.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares was $6,105 and $4,064, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $40,029 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,999, of which $2,584 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $6 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,355,035	$ 63,259,738	9,294,079	$ 93,831,491
Class B	47,451	468,774	40,689	413,073
Class C	671,258	6,679,986	600,347	6,050,296
Class S	2,043,199	20,261,771	6,316,621	63,606,978
Institutional Class	212,475	2,099,393	3,265,577	33,135,655
		$ 92,769,662		$ 197,037,493
Shares issued to shareholders in reinvestment of distributions
Class A	143,191	$ 1,424,936	181,643	$ 1,831,521
Class B	2,561	25,475	5,555	56,181
Class C	20,025	199,207	41,195	416,474
Class S	114,178	1,134,421	271,499	2,743,226
Institutional Class	88,857	883,500	263,682	2,667,076
		$ 3,667,539		$ 7,714,478
Shares redeemed
Class A	(3,437,750)	$ (34,108,113)	(4,541,782)	$ (45,721,627)
Class B	(53,427)	(532,232)	(86,271)	(872,385)
Class C	(287,287)	(2,853,262)	(880,552)	(8,897,928)
Class S	(3,551,128)	(35,154,329)	(17,616,365)	(178,170,355)
Institutional Class	(1,747,925)	(17,348,572)	(5,025,116)	(50,393,792)
		$ (89,996,508)		$ (284,056,087)
Redemption fees		$ 11,510		$ 39,950
Net increase (decrease)
Class A	3,060,476	$ 30,584,709	4,933,940	$ 49,942,413
Class B	(3,415)	(37,983)	(40,027)	(403,129)
Class C	403,996	4,027,733	(239,010)	(2,430,636)
Class S	(1,393,751)	(13,757,664)	(11,028,245)	(111,802,900)
Institutional Class	(1,446,593)	(14,364,592)	(1,495,857)	(14,569,914)
		$ 6,452,203		$ (79,264,166)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 731	23339E 723
Fund Number	436	636	736	2336	536

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009